Prospectus Supplement

John Hancock Funds II

Absolute Return Currency Fund (the fund)

Supplement dated June 16, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

First Quadrant, LLC (First Quadrant), the subadvisor to Absolute Return Currency Fund, announced on June 16, 2022 that it has entered into an agreement with Systematica Investments Limited (Systematica), under which Systematica would acquire First Quadrant. The transaction is expected to close in the fourth quarter of 2022. Announcement of the transaction and the impending change in ownership at First Quadrant has triggered an extensive due diligence review process by John Hancock Investment Management LLC, the fund’s investment advisor, to understand the potential impact of the transaction on the fund and the fund’s ability to meet its investment objective. This due diligence process will result in a recommendation to the fund’s Board of Trustees regarding whether to approve a new subadvisory arrangement for the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II

Absolute Return Currency Fund (the fund)

Supplement dated June 16, 2022 to the current statement of additional information, as may be supplemented (the SAI)

First Quadrant, LLC (First Quadrant), the subadvisor to Absolute Return Currency Fund, announced on June 16, 2022 that it has entered into an agreement with Systematica Investments Limited (Systematica), under which Systematica would acquire First Quadrant. The transaction is expected to close in the fourth quarter of 2022. Announcement of the transaction and the impending change in ownership at First Quadrant has triggered an extensive due diligence review process by John Hancock Investment Management LLC, the fund’s investment advisor, to understand the impact of the transaction on the fund and the fund’s ability to meet its investment objective. This due diligence process will result in a recommendation to the fund’s Board of Trustees regarding whether to approve a new subadvisory arrangement for the fund.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.